FOR IMMEDIATE RELEASE

Evergy Chief Financial Officer Tony Somma to Leave the Company

Search to be Initiated for Successor

KANSAS CITY, Mo.—January 8, 2021—Evergy, Inc. (NYSE: EVRG) today announced that after 27 years of service to the Company and its predecessor, Westar Energy, Tony Somma has informed the Board of Directors that he will leave the Company and retire. To support a smooth transition, Somma has agreed to continue in his current role as Executive Vice President and Chief Financial Officer until his successor is appointed. The Company will conduct a search to identify its next Chief Financial Officer.

“Tony has had a distinguished career as an integral member of our leadership team,” said Mark Ruelle, Evergy Board Chair. “His expertise has been instrumental to ensuring Evergy’s strong financial foundation and our ability to achieve cost savings and other merger benefits that are well ahead of our initial plan. His contributions to the development of our Sustainability Transformation Plan (STP) build on this success and position Evergy for even greater growth and value creation. On behalf of the entire Board, I thank Tony for his dedication and service.”

Somma has served as Executive Vice President and Chief Financial Officer of Evergy since its formation in 2018. Previously, he served as Chief Financial Officer and Treasurer of Westar Energy since 2011 and held various financial roles at Westar Energy after joining the company in 1994 in corporate development.

“Tony has established a talented finance organization to help drive the next phase of our STP as we conduct a search for his successor,” said David Campbell, President and Chief Executive Officer. “I am grateful for the support Tony has shown since I joined the Company and wish him the best in his well-deserved retirement.”

“It has been a privilege to work at this incredible company, and I am proud of our many accomplishments, both after Evergy’s formation in 2018 and in my prior roles at Westar," said Somma. “With the implementation of the STP underway and David at the helm, the time is right for my transition. I look forward to watching Evergy’s continued success.”

About Evergy, Inc.

Evergy, Inc. (NYSE: EVRG) serves approximately 1.6 million customers in Kansas and Missouri. We were formed in 2018 when long-term local energy providers KCP&L and Westar Energy merged. We are a leader in renewable energy, supplying nearly half of the power we provide to homes and businesses from emission-free generation. We support our local communities where we live and work and strive to meet the needs of customers through energy savings and innovative solutions.

Forward Looking Statements

Statements made in this press release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to our strategic plan, including, without limitation, those related to earnings per share, dividend, operating and maintenance expense and capital investment goals; the outcome of legislative efforts and

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regulatory and legal proceedings; future energy demand; future power prices; plans with respect to existing and potential future generation resources; the availability and cost of generation resources and energy storage; target emissions reductions; and other matters relating to expected financial performance or affecting future operations. Forward-looking statements are often accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Evergy, Inc., Evergy Kansas Central, Inc. and Evergy Metro, Inc. (collectively, the Evergy Companies) are providing a number of risks, uncertainties and other factors that could cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and local political, legislative, judicial and regulatory actions or developments, including deregulation, re-regulation, securitization and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and reduced demand for coal-based energy; prices and availability of electricity in wholesale markets; market perception of the energy industry and the Evergy Companies; the impact of the Coronavirus (COVID-19) pandemic on, among other things, sales, results of operations, financial condition, liquidity and cash flows, and also on operational issues, such as the availability and ability of our employees and suppliers to perform the functions that are necessary to operate the Evergy Companies; changes in the energy trading markets in which the Evergy Companies participate, including retroactive repricing of transactions by regional transmission organizations and independent system operators; financial market conditions and performance, including changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; the transition to a replacement for the London Interbank Offered Rate (LIBOR) benchmark interest rate; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including cyber terrorism; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; the Evergy Companies’ ability to manage their transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to increased costs of, or changes in, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence our strategic plan, financial results or operations; the possibility that strategic initiatives, including mergers, acquisitions and divestitures, and long-term financial plans, may

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not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Evergy Companies with the Securities and Exchange Commission (SEC). Reports filed by the Evergy Companies with the SEC should also be read for more information regarding risk factors. Each forward-looking statement speaks only as of the date of the particular statement. The Evergy Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media Contact:
Gina Penzig
Manager, External Communications
Phone: 785-575-8089
Gina.Penzig@evergy.com
Media line: 888-613-0003

Investor Contact:
Cody VandeVelde
Director, Investor Relations
Phone: 785-575-8227
Cody.VandeVelde@evergy.com
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